UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 5, 2026

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Lindle Road,	Harrisburg,	Pennsylvania	17111
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(717)	532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers
On May 5, 2026, the Boards of Directors of Orrstown Financial Services, Inc. (the “Company”) and its wholly-owned subsidiary Orrstown Bank (the “Bank”) elected Adam L. Metz as the President, Chief Executive Officer and Director of the Company and the Bank, respectively, effective upon the retirement of Thomas R. Quinn, Jr. from those positions with the Company and the Bank at the close of business on June 1, 2026, Mr. Metz will serve as a Class B Director of the Company with a term expiring at the Company’s 2028 Annual Meeting of Shareholders.
Mr. Metz, 54, joined the Company and the Bank in 2016. Mr. Metz was named Senior Executive Vice President, Chief Operating Officer of the Company and the Bank in February 2025. Prior to that, he served as Executive Vice President and Chief Revenue Officer of the Company and the Bank from February 2019 to February 2025 and as Executive Vice President, Chief Lending Officer of the Company and the Bank from 2016 to February 2019. From 2011 to 2016, he served as Senior Vice President, Chief Lending Officer of Metro Bank, headquartered in Harrisburg, Pennsylvania.
There are no family relationships between Mr. Metz and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Metz pursuant to Item 404(a) of Regulation S-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 5, 2026, the Company held its annual meeting of shareholders. The Board of Directors will carefully consider the voting results of the annual meeting and will continue to engage with our shareholders on these important issues.
The following is a record of the vote on each matter presented at the annual meeting.
(1) Elect four directors to Class A for three-year terms expiring in 2029.
An average of 95.81% of the votes cast were voted for each of the four nominees for election to the Company’s Board of Directors.

Nominee	For	Withheld	Broker Non-Vote
Brian D. Brunner	11,191,016	1,293,273	2,579,946
Scott V. Fainor	12,311,705	172,584	2,579,946
Cindy J. Joiner	12,199,481	284,808	2,579,946
Eric A. Segal	12,142,448	341,841	2,579,946

(2) Approve a non-binding advisory vote regarding the compensation paid to our Named Executive Officers ("Say-On-Pay).
94.91% of the votes cast for or against the proposal were voted to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
11,550,558	619,763	313,968	2,579,946

(3) Ratify the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
99.50% of the votes cast for or against the proposal were voted to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company.

For	Against	Abstain
14,921,662	74,524	68,049
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

Date: May 6, 2026	By:	/s/ Neelesh Kalani
Neelesh Kalani Executive Vice President and Chief Financial Officer (Duly Authorized Representative)